JPMorgan SmartRetirement Funds

JPMorgan SmartRetirement® 2050 Fund

JPMorgan SmartRetirement® 2055 Fund

(All Share Classes)

(each a series of JPMorgan Trust I)

Supplement dated November 22, 2013

to the Statement of Additional Information dated November 1, 2013, as supplemented

CHANGE IN PRIMARY BENCHMARK. Effective immediately, the information with respect to the JPMorgan SmartRetirement 2050 Fund and JPMorgan SmartRetirement 2055 Fund contained in the table under the section titled “Additional Information Regarding Fund Investment Practices” beginning on page Part I — 13 of the Statement of Additional Information is hereby deleted in its entirety and replaced with the following

Name of Fund	Name of S&P Target Date Index
JPMorgan SmartRetirement 2050 Fund	S&P Target Date 2050 Index
JPMorgan SmartRetirement 2055 Fund	S&P Target Date 2055+ Index

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SAI FOR FUTURE REFERENCE

SUP-SAI-SR2050-1113